Equity One, Inc.
Supplemental Information Package

March 31, 2009

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
March 31, 2009
(unaudited)

TABLE OF CONTENTS
Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statements of Operations	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Twenty Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration by Year Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-33
Real Estate Acquisitions and Dispositions	34
Real Estate Developments and Redevelopments	35

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	36-38
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	39

Joint Venture Section	40-47

EQUITY ONE, INC
ANALYST COVERAGE
As of March 31, 2009

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Credit Suisse	Andrew Rosivach	011 612 8205 4362

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Nick Vedder	(949) 640-8780

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Macquarie Capital (USA) Inc.	David Wigginton	(212) 231-6380

Merrill Lynch	Craig Schmidt	(212) 449-1944

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

Miller Tabak	Tom Mitchell	(212) 370-0040 x8163

EQUITY ONE, INC.
DISCLOSURES
As of March 31, 2009

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2008 and Form 10-Q for the period ended March 31, 2009 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

On January 14, 2009, we acquired an additional 1,237,676 ordinary shares of DIM Vastgoed, N.V. ("DIM") from Homburg Invest Inc. (“Homburg”) in a stock exchange agreement. Under the agreement, we issued 866,373 shares of our common stock in exchange for a total of 1,237,676 DIM shares or share equivalents (based on an exchange ratio of 0.7  Equity One shares for 1 DIM share).

In addition, we obtained from Homburg voting rights (the “Partex shares”) with respect to another 766,573 DIM shares that Homburg has the right to acquire on October 1, 2010 at a subsequent closing occurring no later than November 2010. Subject to certain conditions, the agreement also provides for us to acquire these DIM shares or share equivalents at the same 0.7 exchange ratio (or an aggregate of 536,601 shares of Equity One common stock) from Homburg once Homburg has acquired them. The agreement also provides for customary registration rights with respect to the Equity One common stock issued to Homburg.  As a result of the initial exchange and the voting rights agreement, we now have voting control over 74.6% of DIM’s ordinary shares, including 65.2% economic ownership

Pursuant to the provisions in FASB No. 141(R), "Business Combinations", we have consolidated the results of DIM during the first quarter of 2009.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
As of March 31, 2009
(in thousands, except per share data)

	For the three months ended
	Mar 31, 2009	Mar 31, 2008
Summary Financial Results
Total revenues*	$69,365	$63,401
EBITDA	43,156	46,824
Property net operating income	49,888	47,138
General & administrative expenses (G&A)* - Adjusted (1)	8,056	6,885

Net income attributable to Equity One	$43,833	$20,855
Net income per diluted share	0.57	0.28

Funds from operations (FFO)	$57,938	$32,651
FFO per diluted share	0.75	0.44

Total dividends paid per share	$0.30	$0.30

Weighted average diluted shares	77,410	73,499

Summary Operating and Financial Ratios
Operating shopping center portfolio occupancy (see pages 24-31) (2)	91.5%	92.7%
Same-property NOI growth - cash basis (see page 13) (2)	-2.7%	NA
NOI margin (see page 13)	72.5%	74.6%
Expense recovery ratio*	76.2%	85.5%
New, renewal and option rent spread - cash basis (see page 18) (2)	-2.1%	9.1%
G&A expense to total revenues	11.6%	10.7%
Debt to market capitalization (see page 7)	57.3%	39.1%
EBITDA to interest expense* (see page 14)	2.2	2.9
EBITDA to fixed charges* (see page 14)	1.8	2.5

Notes

*  The indicated line item includes amounts reported in discontinued operations.
(1)  G&A expense deducting one-time severance costs and acquisition costs associated with acquisition of controlling interest in DIM Vastgoed of $4.2 million.
(2)  Excludes DIM Vastgoed.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
As of March 31, 2009
(in thousands)

	Mar 31, 2009	Dec 31, 2008	Dec 31, 2007
Assets
Properties
Income producing	$2,290,026	$1,900,513	$2,047,993
Less: accumulated depreciation	(206,895)	(196,151)	(172,651)
Income-producing property, net	2,083,131	1,704,362	1,875,342
Construction in progress and land held for development	73,677	74,371	81,574
Properties held for sale	-	-	323
Properties, net	2,156,808	1,778,733	1,957,239

Cash and cash equivalents	3,183	5,355	1,313
Cash held in escrow	-	-	54,460
Accounts and other receivables, net	8,052	12,209	14,148
Investments and advances in real estate joint ventures	11,724	11,745	-
Marketable Securities	73,990	160,585	72,299
Goodwill	11,845	11,845	12,496
Other assets (1)	104,467	55,791	62,429

Total Assets	$2,370,069	$2,036,263	$2,174,384

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$629,288	$371,077	$397,112
Unsecured revolving credit facilities	10,000	35,500	37,000
Unsecured senior notes payable	627,431	657,913	744,685
Total debt	1,266,719	1,064,490	1,178,797
Unamortized/unaccreted premium/(discount) on notes payable	(25,340)	5,225	10,042
Total notes payable	1,241,379	1,069,715	1,188,839

Deferred tax payable, net	54,903	1,409	0
Accounts payable and other liabilities (1)	84,515	54,652	68,624
Total liabilities	1,380,797	1,125,776	1,257,463

Total Stockholders' equity of Equity One	963,085	909,498	915,932

Noncontrolling interest	26,187	989	989

Total Liabilities and Stockholders' Equity	$2,370,069	$2,036,263	$2,174,384

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

(1) Amounts have been reclassified to conform to the 2009 presentation.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of March 31, 2009
(in thousands)

	Mar 31, 2009	Dec 31, 2008	Dec 31, 2007

Closing market price of common stock	$12.19	$17.70	$23.03

Common stock shares (in thousands)
Basic common shares	76,655.230	76,198.420	73,300.107
Diluted common shares
Unvested restricted common shares	68.629	29.360	55.707
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	5.846	23.178	60.573
Shares for DIM Vastgoed Contingent Consideration	453.130	-	-
Diluted common shares	77,276.491	76,344.614	73,510.043

Equity market capitalization	$942,000	$1,351,300	$1,692,936

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,266,719	$1,064,490	$1,178,797
Cash and equivalents (including cash held in escrow)	(3,183)	(5,355)	(55,773)
Net debt	1,263,536	1,059,135	1,123,024
Equity market capitalization	942,000	1,351,300	1,692,936
Total market capitalization	$2,205,536	$2,410,435	$2,815,961

Net debt to total market capitalization	57.3%	43.9%	39.9%

Gross real estate and securities investments	$2,437,693	$2,135,469	$2,202,189

Net debt to gross real estate and securities investments	51.8%	49.6%	51.0%

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
DEBT SUMMARY
As of March 31, 2009
(in thousands)

	Mar 31, 2009	Dec 31, 2008	Dec 31, 2007

Fixed rate debt	$1,155,793	$928,041	$1,042,112
Fixed rate debt - swapped to variable rate	100,926	100,949	99,685
Variable rate debt - unhedged	10,000	35,500	37,000
Total debt*	$1,266,719	$1,064,490	$1,178,797

% Fixed rate debt	91.2%	87.2%	88.4%
% Fixed rate debt - swapped to variable rate	8.0%	9.5%	8.5%
% Variable rate debt - unhedged	0.8%	3.3%	3.1%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	8.8%	12.8%	11.6%

Secured mortgage debt	$629,289	$371,077	$397,112
Unsecured debt**	637,430	693,413	781,685
Total debt*	$1,266,719	$1,064,490	$1,178,797

% Secured mortgage debt	49.7%	34.9%	33.7%
% Unsecured debt	50.3%	65.1%	66.3%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$2,205,536	$2,410,435	$2,815,960

% Secured mortgage debt	28.5%	15.4%	14.1%
% Unsecured debt	28.9%	28.8%	27.8%
Total debt : Total market capitalization	57.4%	44.2%	41.9%

Weighted-average interest rate on secured mortgage debt*	6.8%	7.2%	7.4%
Weighted-average interest rate on senior unsecured notes**	5.4%	5.7%	5.7%
Interest rate on revolving credit facilities	3.3%	2.1%	5.0%

Weighted-average maturity on mortgage debt*	5.0 years	5.0 years	4.5 years
Weighted-average maturity on senior unsecured notes	5.6 years	6.5 years	6.7 years

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

*	Excluding unamortized premium/discount.
**	Including the effect of interest rate swaps.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
March 31, 2009
(in thousands)

	Secured Debt *		Unsecured Debt
Maturity schedule by year	Scheduled amortization	Balloon payments	Revolving Credit Facilities (1)	Senior Notes (2)	Total	Weighted Average Interest Rate at Maturity	Percent of debt maturing

2009	11,116	52,027	0	171,630	234,773	4.79%	18.6%
2010	13,421	72,076	0	0	85,497	8.23%	6.8%
2011	12,434	68,570	10,000	0	91,004	6.79%	7.2%
2012	11,529	44,479	0	10,000	66,008	6.97%	5.2%
2013	11,017	54,126	0	0	65,143	6.25%	5.1%
2014	9,824	24,950	0	0	34,774	5.77%	2.7%
2015	7,057	69,092	0	111,570	187,719	5.31%	14.8%
2016	5,397	51,489	0	106,500	163,386	5.96%	12.9%
2017	4,746	17,241	0	226,805	248,792	6.10%	19.7%
2018	4,566	56,623	0	0	61,189	6.27%	4.8%
Thereafter	19,200	8,308	0	0	27,508	7.83%	2.2%
Total	$110,307	$518,981	$10,000	$626,505	$1,265,793	5.95%	100.0%

(1)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.
(2)	Excludes the adjustment attributable to the fair value of the associated interest rate swap.

*	Includes 22 loans related to DIM Vastgoed properties.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarter ended March 31, 2009
(in thousands, except per share data)

	Three months ended		Percent
	Mar 31, 2009	Mar 31, 2008	Change
REVENUE:
Minimum rent	$53,215	$47,975
Expense recoveries	14,423	13,664
Percentage rent	1,140	1,449
Management and leasing services	550	183
Total revenue	69,328	63,271	9.6%

COSTS AND EXPENSES:
Property operating	18,922	16,067
Rental property depreciation and amortization	15,291	11,764
General and administrative	12,256	6,885
Total costs and expenses	46,469	34,716	33.9%

INCOME BEFORE OTHER INCOME AND EXPENSE AND DISCONTINUED OPERATIONS	22,859	28,555

OTHER INCOME AND EXPENSE:
Investment income	2,057	6,162
Equity in real estate joint ventures	(7)	-
Other income	1,050	43
Interest expense	(19,563)	(15,982)
Amortization of deferred financing fees	(444)	(429)
Gain on acquisition of controlling interest in subsidiary	26,866	-
(Loss) on sale of real estate	-	(42)
Gain on extinguishment of debt	8,691	2,380
INCOME FROM CONTINUING OPERATIONS BEFORE TAXES AND DISCONTINUED OPERATIONS	41,509	20,687
Income tax benefit of taxable REIT subsidiaries	639	83
INCOME FROM CONTINUING OPERATIONS	42,148	20,770	102.9%

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	31	85
Gain on disposal of income-producing properties	1,178	-
INCOME FROM DISCONTINUED OPERATIONS	1,209	85

NET INCOME	$43,357	$20,855	107.9%
Net loss attributable to noncontrolling interest	476	-
NET INCOME ATTRIBUTABLE TO EQUITY ONE	$43,833	$20,855

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	0.55	0.28
Discontinued operations	0.02	-
NET INCOME	$0.57	$0.28	104.6%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	0.54	0.28
Discontinued operations	0.02	0
NET INCOME	$0.56	$0.28	100.0%

Weighted average shares outstanding
Basic	76,764	73,324
Diluted	77,410	73,499

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended March 31, 2009
(in thousands)

	Three months ended
	Mar 31, 2009
	As	Disc. Ops	Pre Disc
	Reported	Total	Ops
REVENUE:
Minimum rent	$53,215	$30	$53,245
Expense recoveries	14,423	7	14,430
Percentage rent	1,140	-	1,140
Management and leasing services	550	-	550
Total revenue	69,328	37	69,365

COSTS AND EXPENSES:
Property operating	18,922	5	18,927
Rental property depreciation and amortization	15,291	1	15,292
General and administrative	12,256	-	12,256
Total costs and expenses	46,469	6	46,475

INCOME BEFORE OTHER INCOME AND EXPENSE AND DISCONTINUED OPERATIONS	22,859	31	22,890

OTHER INCOME AND EXPENSE:
Investment income	2,057	-	2,057
Equity in real estate joint ventures	(7)	-	(7)
Other income	1,050	-	1,050
Interest expense	(19,563)	-	(19,563)
Amortization of deferred financing fees	(444)	-	(444)
Gain on acquisition of controlling interest in subsidiary	26,866	-	26,866
Gain on disposal of income-producing properties	-	1,178	1,178
Gain on extinguishment of debt	8,691	-	8,691
INCOME FROM CONTINUING OPERATIONS BEFORE TAXES AND DISCONTINUED OPERATIONS	41,509	1,209	42,718
Income tax benefit of taxable REIT subsidiaries	639		639
INCOME FROM CONTINUING OPERATIONS	42,148	1,209	43,357

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold	31	(31)	-
Gain on disposal of income-producing properties	1,178	(1,178)	-
Income (loss) from discontinued operations	1,209	(1,209)	-

Net loss attributable to noncontrolling interest	476	-	476

NET INCOME ATTRIBUTABLE TO EQUITY ONE	$43,833	$-	$43,833

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter ended March 31, 2009
(in thousands)

	Three months ended
	Mar 31, 2008
	As	Disc. Ops	Pre Disc
	Reported	Total	Ops
REVENUE:
Minimum rent	$47,975	$50	$48,025
Expense recoveries	13,664	80	13,744
Percentage rent	1,449	-	1,449
Management and leasing services	183	-	183
Total revenue	63,271	130	63,401

COSTS AND EXPENSES:
Property operating	16,067	13	16,080
Rental property depreciation and amortization	11,764	32	11,796
General and administrative	6,885	-	6,885
Total costs and expenses	34,716	45	34,761

INCOME BEFORE OTHER INCOME AND EXPENSE AND DISCONTINUED OPERATIONS	28,555	85	28,640

OTHER INCOME AND EXPENSE:
Investment income	6,162	-	6,162
Other income	43	-	43
Interest expense	(15,982)	-	(15,982)
Amortization of deferred financing fees	(429)	-	(429)
(Loss) on sale of real estate	(42)	-	(42)
Gain on extinguishment of debt	2,380	-	2,380
INCOME FROM CONTINUING OPERATIONS BEFORE TAXES AND DISCONTINUED OPERATIONS	20,687	113	20,800
Income tax benefit of taxable REIT subsidiaries	83	-	83
INCOME FROM CONTINUING OPERATIONS	20,770	85	20,855

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	85	(85)	-
Gain on disposal of income-producing properties	-	-	-
Income from discontinued operations	85	(85)	-

NET INCOME ATTRIBUTABLE TO EQUITY ONE	$20,855	$-	$20,855

Note:
The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarter ended March 31, 2009
(in thousands)

	Three months ended		Percent
	Mar 31, 2009	Mar 31, 2008	Change

Total net operating income (1)
Total rental revenue	$68,815	$63,218	8.9%
Property operating expenses	18,927	16,080	17.7%
Net operating income	$49,888	$47,138	5.8%

NOI margin (NOI / Total rental revenue)	72.5%	74.6%

Same-property NOI (2)
Total rental revenue	$55,807	$55,688	0.2%
Property operating expenses (3)	17,309	16,137	7.3%
Net operating income	$38,498	$39,551	(2.7%)

Growth in same property NOI	(2.7%)

Number of properties included in analysis	150
Same-property occupancy	91.4%	92.3%

Note:    Amounts in 2009 include consolidation of DIM Vastgoed.

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income.
(2)	Retail centers only. Excludes the effects of straight-line rent, SFAS 141 / 142, lease termination fees, and prior year expense recoveries and adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarter ended March 31, 2009
(in thousands)

	Three months ended
	Mar 31, 2009	Mar 31, 2008

Net income	$43,357	$20,855
Net loss attributable to noncontrolling interest	476	-
Rental property depreciation and amortization*	15,292	11,796
Other depreciation and amortization	213	183
Interest expense*	19,563	15,982
Amortization of deferred financing fees*	444	429
(Loss) on sale of real estate	-	42
Gain on extinguishment of debt	(8,691)	(2,380)
Gain on acquisition of controlling interest in subsidiary	(26,866)	-
Benefit for income taxes	(639)	(83)
Equity in real estate joint ventures	7	-
EBITDA*	$43,156	$46,824

Interest expense* (1)	$19,563	$15,982

EBITDA to interest expense*	2.2	2.9

Fixed charges
Interest expense* (1)	$19,563	$15,982
Scheduled principal amortization (2)	3,986	2,743
Total fixed charges	$23,549	$18,725

EBITDA to fixed charges*	1.8	2.5

Total market capitalization (see page 7)	$2,205,536	$2,410,435

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.
*  The indicated line item includes amounts reported in discontinued operations.
(1) Interest expense for March 31, 2009 includes $918K of debt (discount) attributable to DIM.
(2) Excludes balloon payments upon maturity.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarter ended March 31, 2009
(in thousands, except per share data)

	Three months ended
	Mar 31, 2009	Mar 31, 2008

Net income attributable to Equity One	$43,833	$20,855
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest, including discontinued operations	13,744	11,796
Pro rata share of real estate depreciation from unconsolidated JV	361	-
Funds from operations	$57,938	$32,651
Change	77.4%

Earnings per diluted share attributable to Equity One	$0.56	$0.28
Adjustments:
Rental property depreciation and amortization, net of noncontrolling interest, including discontinued operations	0.18	0.16
Pro rata share of real estate depreciation from unconsolidated joint ventures	-	-
Net adjustment for unvested shares and noncontrolling interest (1)	0.01	-
Funds from operations per diluted share	$0.75	$0.44
Change	69.9%

Weighted average diluted shares	77,410	73,499

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

(1)
Includes net effect of (a) an adjustment for unvested awards of share-based payments with rights to receive dividends or dividend equivalents and (b) an adjustment related to the possible share issuance in the fourth quarter of 2010 pursuant to the DIM stock exchange agreement.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the quarter ended March 31, 2009
(in thousands)

		Three months ended
		Mar 31, 2009	Mar 31, 2008

Certain non-cash items:
Amortization of deferred financing fees		$444	$429
Amortization of above/below market rent intangibles		(1,525)	(1,109)
Amortization of restricted stock and stock option expense		3,195	1,634
Straight line rents		(516)	(271)
Capitalized interest		(315)	(790)
Amortization of debt premium/discount		591	(538)
Total non-cash items		$1,874	$(645)

Certain capital expenditures:
Tenant improvements		$3,538	$1,672
Leasing commissions and costs		972	2,222
Total tenant improvements and leasing costs		$4,510	$3,894

Certain balance sheet accounts at 03/31/09:
Straight-line rent receivable	$14,626
Lease intangible asset, net	42,679
Lease intangibles liability, net	(43,579)
Deferred expenses, net	26,035
Total balance sheet accounts	$39,761

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2009

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top twenty tenants
Publix	52	2,303,366	14.4%	$18,097,419	10.5%	$7.86
Supervalu	7	458,273	2.9%	8,302,236	4.8%	18.12
Kroger	12	679,082	4.2%	5,379,703	3.1%	7.92
Bed Bath & Beyond	8	261,332	1.6%	3,079,214	1.8%	11.78
Winn Dixie	9	398,128	2.5%	2,940,815	1.7%	7.39
LA Fitness	3	144,307	0.9%	2,517,941	1.5%	17.45
CVS Pharmacy	13	143,460	0.9%	2,315,237	1.4%	16.14
TJ Maxx Companies	8	248,658	1.6%	2,239,515	1.3%	9.01
Blockbuster	21	110,669	0.7%	2,220,755	1.3%	20.07
Office Depot	7	179,837	1.1%	2,062,123	1.2%	11.47
Kmart Corp.	5	439,558	2.8%	1,939,705	1.1%	4.41
Food Lion	6	241,934	1.5%	1,850,161	1.1%	7.65
Bi-Lo	4	149,016	0.9%	1,372,730	0.8%	9.21
Dollar Tree	17	184,420	1.2%	1,299,092	0.8%	7.04
Stein Mart	4	158,472	1.0%	1,207,286	0.7%	7.62
Walgreens	5	78,699	0.5%	1,167,746	0.7%	14.84
H&R Block	31	49,764	0.3%	1,043,920	0.6%	20.98
Albertsons	3	175,470	1.1%	991,390	0.6%	5.65
Big Lots	5	169,741	1.1%	978,213	0.6%	5.76
Memorial Healthcare Group	1	61,000	0.4%	925,836	0.5%	15.18

Sub-total top ten tenants	221	6,635,186	41.6%	$61,931,037	36.1%	$9.33

Remaining tenants	2,299	7,948,674	49.9%	109,671,569	63.9%	13.80

Sub-total all tenants	2,520	14,583,860	91.5%	$171,602,606	100.0%	$11.93

Vacant	512	1,358,948	8.5%	NA	NA	NA

Total including vacant	3,032	15,942,808	100.0%	$171,602,606	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended March 31, 2009

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread PSF	Same Space TIs PSF
New Leases (1)	30	100,068	82,184	$15.55	$14.20	-8.7%	$5.38
Renewals	79	188,453	188,453	14.85	14.89	0.3%	0.45
Options	7	10,242	10,242	18.19	19.40	6.6%	-
Total New, Renewals & Options	116	298,763	280,879	$15.18	$14.85	-2.1%	$1.88

Note:	Prior rent and new rent are presented on a "cash basis", not on a straight-line basis.
Note:	Excludes developments, non-retail properties, and DIM properties.
(1)	Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2009

ALLTENANTS

Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	74	152,679	1.0%	$2,006,520	1.1%	$13.14
2009	435	1,330,268	8.3%	16,796,101	9.3%	12.63
2010	533	2,023,846	12.7%	23,407,672	13.0%	11.57
2011	498	2,144,255	13.4%	27,098,414	15.0%	12.64
2012	336	1,746,504	11.0%	20,691,345	11.5%	11.85
2013	300	1,533,114	9.6%	20,736,266	11.5%	13.53
2014	125	1,155,358	7.3%	11,155,657	6.2%	9.66
2015	32	353,140	2.2%	4,115,870	2.3%	11.66
2016	37	927,869	5.8%	14,132,221	7.9%	15.23
2017	27	495,943	3.1%	6,332,535	3.5%	12.77
2018	29	378,600	2.4%	4,454,504	2.5%	11.77
Thereafter	94	2,342,284	14.7%	29,166,732	16.2%	12.45

Sub-total / average	2,520	14,583,860	91.5%	$180,093,837	100.0%	$12.35
				.
Vacant	512	1,358,948	8.5%	NA	NA	NA

Total / average	3,032	15,942,808	100.0%	$180,093,837	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2009

ANCHOR TENANTS (SF >= 10,000)

Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	1	12,000	0.1%	$30,960	0.0%	$2.58
2009	15	487,233	4.9%	3,526,360	4.1%	$7.24
2010	36	1,014,604	10.1%	6,066,441	7.0%	$5.98
2011	41	1,162,463	11.6%	8,804,526	10.2%	$7.57
2012	31	1,054,728	10.5%	6,949,072	8.1%	$6.59
2013	27	870,263	8.7%	6,504,645	7.5%	$7.47
2014	29	898,121	9.0%	6,279,946	7.3%	$6.99
2015	9	277,831	2.8%	2,328,013	2.7%	$8.38
2016	17	853,255	8.5%	12,483,738	14.4%	$14.63
2017	11	413,474	4.1%	4,591,709	5.3%	$11.11
2018	10	317,861	3.2%	2,891,047	3.3%	$9.10
Thereafter	55	2,209,344	22.1%	26,045,614	30.1%	$11.79

Sub-total / average	282	9,571,177	95.6%	$86,502,071	100.0%	$9.04

Vacant	18	436,140	4.4%	NA	NA	NA

Total / average	300	10,007,317	100.0%	$86,502,071	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of March 31, 2009

SHOP TENANTS (SF < 10,000)

Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	73	140,679	2.4%	$1,975,560	2.1%	$14.04
2009	420	843,035	14.2%	13,269,741	14.2%	15.74
2010	497	1,009,242	17.0%	17,341,231	18.5%	17.18
2011	457	981,792	16.5%	18,293,888	19.5%	18.63
2012	305	691,776	11.7%	13,742,273	14.7%	19.87
2013	273	662,851	11.2%	14,231,621	15.2%	21.47
2014	96	257,237	4.3%	4,875,711	5.2%	18.95
2015	23	75,309	1.3%	1,787,857	1.9%	23.74
2016	20	74,614	1.3%	1,648,483	1.8%	22.09
2017	16	82,469	1.4%	1,740,826	1.9%	21.11
2018	19	60,739	1.0%	1,563,457	1.7%	25.74
Thereafter	39	132,940	2.2%	3,121,118	3.3%	23.48

Sub-total / average	2,238	5,012,683	84.5%	$93,591,766	100.0%	$18.67

Vacant	494	922,808	15.5%	NA	NA	NA

Total / average	2,732	5,935,491	100.0%	$93,591,766	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of March 31, 2009

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of March 31, 2009

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	13	1,933,454	25,230,354	14.7%
Miami Dade County, FL	11	1,236,895	17,430,817	10.1%
Palm Beach County, FL	10	1,090,884	13,515,406	7.9%
South Florida	34	4,261,233	56,176,577	32.7%
Atlanta, GA	19	1,933,631	22,658,646	13.2%
Orlando, FL	10	1,129,335	13,376,337	7.8%
Tampa- St. Petersburg, FL	12	1,094,802	10,486,351	6.1%
Naples/Cape Coral/Venice, FL	8	885,156	8,362,249	4.9%
Jacksonville, FL	6	781,644	8,249,245	4.8%
Boston, MA	6	401,454	8,511,791	5.0%
Florida Treasure/Northeast Coast	8	711,278	7,864,499	4.6%
Lafayette, LA	5	714,691	3,756,927	2.2%
New Orleans, LA	4	458,125	3,639,820	2.1%
Baton Rouge, LA	3	349,146	3,157,475	1.8%
Raleigh Durham, NC	3	357,701	2,963,374	1.7%
Florida Panhandle	2	140,803	1,337,876	0.8%
Greenville, SC	2	164,176	2,194,887	1.3%
Hilton Head-Beaufort, SC	1	166,639	2,141,658	1.2%
Hartford, CT	1	213,323	2,320,704	1.4%
Other	22	2,179,671	14,404,190	8.4%

Total	146	15,942,808	$171,602,606	100.0%

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

ALABAMA (2)
Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912	Publix	06/01/17	Rite Aid	$ 9.83

Winchester Plaza	Huntsville	2006	75,700	90.2%	14	5	45,600	Publix	08/31/26		11.57

TOTAL SHOPPING CENTERS ALABAMA (2)			140,537	93.6%	26	6	83,512				$ 10.73

CONNECTICUT (1)

Brookside Plaza**	Enfield	1985 / 2006	213,323	92.6%	25	3	59,648	Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples / Petsmart	$ 11.74

TOTAL SHOPPING CENTERS CONNECTICUT (1)			213,323	92.6%	25	3	59,648				$ 11.74

FLORIDA (80)

Orlando / Central Florida (10)

Alafaya Commons	Orlando	1987	126,333	97.2%	28	2	54,230	Publix	11/30/10		$ 14.24

Alafaya Village	Orlando	1986	38,118	72.5%	10	7				Metro Fitness (shadow)	21.19

Conway Crossing	Orlando	2002	76,321	81.6%	12	6	44,271	Publix	04/30/22		11.39

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		12.37

Hunter's Creek	Orlando	1998	73,204	100.0%	10	-				Office Depot / Lifestyle Family Fitness	13.90

Kirkman Shoppes	Orlando	1973	88,820	98.6%	29	1				Party America	18.67

Lake Mary Centre	Orlando	1988 / 2001	339,084	94.0%	64	23	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	13.16

Park Promenade	Orlando	1987 / 2000	128,848	82.0%	19	7				Beauty Depot / Orange County Library	7.82

Town & Country	Kissimmee	1993	72,043	95.6%	12	2	52,883	Albertsons*	10/31/18		8.41
								(Ross Dress For Less)

Unigold Shopping Center	Winter Park	1987	117,527	86.2%	21	4	52,500	Winn-Dixie	04/30/12	Lifestyle Family Fitness	12.09

Jacksonville / North Florida (8)

Atlantic Village	Atlantic Beach, FL	1984	100,559	89.9%	20	5	39,795	Publix	10/31/13	Jo-Ann Fabric & Crafts	11.28

Beauclerc Village	Jacksonville	1962 / 1988	68,846	93.9%	7	4				Big Lots / Goodwill / Bealls Outlet	8.92

Forest Village	Tallahassee	2000	71,526	86.7%	13	3	37,866	Publix	04/30/20		10.79

Ft. Caroline	Jacksonville	1985 / 1995	74,546	87.0%	7	6	45,500	Winn-Dixie	05/31/15	Citi Trends	7.28

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

Medical & Merchants	Jacksonville	1993	156,153	91.6%	13	4	55,999	Publix	02/10/13	Memorial Hospital	$ 13.21

Middle Beach	Panama City Beach	1994	69,277	98.7%	8	1	56,077	Publix	09/30/14		9.78

Oak Hill	Jacksonville	1985 / 1997	78,492	94.3%	17	3	39,795	Publix	03/11/15	Beall's	7.80

South Beach**	Jacksonville Beach	1990 / 1991	303,048	96.7%	43	5				Beall's / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	12.67

Miami-Dade / Broward / Palm Beach (34)

Bird Ludlum	Miami	1988 / 1998	192,282	96.3%	40	3	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	17.15

Boca Village	Boca Raton	1978	93,428	92.2%	18	3	36,000	Publix Greenwise	03/31/12	CVS Pharmacy	16.23

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	91.9%	23	6	37,664	Publix	08/31/13	CVS Pharmacy	13.07

Bluffs Square	Jupiter	1986	132,395	90.6%	39	5	39,795	Publix	10/22/11	Walgreens	13.74

Chapel Trail	Pembroke Pines	2007	56,378	97.2%	3	1				LA Fitness	22.05

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	100.0%	16	-				Office Depot / Walgreen's	19.47

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	96.8%	40	5	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.87

Crossroads Square	Pembroke Pines	1973	84,387	73.6%	20	6				CVS Pharmacy	17.96

CVS Plaza	Miami	2004	29,204	91.1%	7	1				CVS Pharmacy	17.35

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	22.05

Greenwood	Palm Springs	1982 / 1994	132,325	87.7%	30	6	50,032	Publix	12/05/14	Bealls Outlet	12.74

Jonathan's Landing	Jupiter	1997	26,820	68.3%	10	2		Publix			23.19
								(shadow)
Lago Mar	Miami	1995	82,613	92.4%	18	4	42,323	Publix	09/13/15		13.94

Lantana Village	Lantana	1976 / 1999	181,780	96.1%	23	2	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.28

Meadows	Miami	1997	75,524	97.4%	18	2	47,955	Publix	07/09/17		13.83

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	95.4%	26	4	44,400	Publix	11/30/20	Stein Mart / Home Goods / CVS / Basset Furniture / Duffy's	14.33

Oaktree Plaza	North Palm Beach	1985	23,745	82.0%	16	4					16.50

Pine Island	Davie	1983 / 1999	254,907	94.5%	40	6	39,943	Publix	11/30/13	Home Depot Expo* / Staples	12.00

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	89.6%	27	8	17,441	Fresh Market	07/31/09	Bed Bath & Beyond / Nordic Interiors	14.55

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271	Publix	03/14/23	Goodwill	$ 16.15

Point Royale	Miami	1970 / 2000	216,760	96.9%	24	2	45,350	Winn-Dixie	02/15/10	Best Buy	7.56

Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	17.98

Ridge Plaza	Davie	1984 / 1999	155,204	99.0%	28	1				AMC Theater / Kabooms / Wachovia* (United Collection) / Round Up / Goodwill	11.77

Riverside Square	Coral Springs	1987	104,241	84.3%	26	8	39,795	Publix	02/18/12		13.44

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	86.6%	22	7	36,464	Publix	12/15/14	Walgreens	11.62

Sheridan Plaza	Hollywood	1973 / 1991	504,495	94.8%	54	9	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	14.18

Shoppes of Andros Isles	West Palm Beach	2000	79,420	91.2%	14	3	51,420	Publix	02/29/20		12.84

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	95.9%	37	3	47,813	Publix	06/14/15		17.77

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	283,943	100.0%	49	-	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	16.18

Tamarac Town Square	Tamarac	1987	127,635	80.7%	27	12	37,764	Publix	12/15/14	Dollar Tree	11.50

Waterstone	Homestead	2005	79,531	97.8%	11	1	45,600	Publix	07/31/25	Walgreens	14.94

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	12.63

Westport Plaza	Davie	2002	49,533	100.0%	8	-	27,887	Publix	11/30/22		17.89

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	15.45

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	96.0%	16	2	59,448	Albertsons	04/30/25		9.58

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Bealls Outlet	11.68

Old King Commons	Palm Coast	1988	84,759	94.7%	16	3				Wal-Mart / Staples / Bealls Outlet	8.70

Ryanwood	Vero Beach	1987	114,925	96.3%	30	2	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	11.39

Salerno Village	Stuart	1987	82,477	92.8%	16	4	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.76

Shops at St. Lucie	Port St. Lucie	2006	19,361	100.0%	10	-					22.96

South Point Center	Vero Beach	2003	64,790	88.1%	10	6	44,840	Publix	11/30/23		15.67

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

Treasure Coast	Vero Beach	1983	133,781	96.6%	21	3	59,450	Publix	07/31/26	TJ Maxx	$ 11.66

Tampa / St. Petersburg / Venice / Cape Coral / Naples (20)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	20	4	52,610	Publix	11/30/21	Bealls Outlet	10.22

Carrollwood	Tampa	1970 / 2002	94,203	92.9%	29	7	27,887	Publix	11/30/22	Golf Locker	13.43

Charlotte Square	Port Charlotte	1980	96,188	78.2%	15	9	44,024	Publix*	01/31/11	Seafood Buffet	7.83
								(American Signature Furniture)

Chelsea Place	New Port Richey	1992	81,144	96.5%	16	2	48,890	Publix	05/27/12		11.76

Dolphin Village	St. Petersburg	1967/1990	138,129	75.2%	27	20	33,238	Publix	11/07/13	Dollar Tree, CVS	12.01

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295	Sweet Bay	06/30/19		10.22

Lutz Lake	Lutz	2002	64,985	95.8%	13	2	44,270	Publix	05/31/22		13.95

Marco Town Center	Marco Island	2001	109,830	86.8%	35	7	27,887	Publix	01/31/18		18.06

Mariners Crossing	Spring Hill	1989 / 1999	97,812	91.9%	16	2	48,315	Sweet Bay	08/15/20		10.57

Midpoint Center	Cape Coral	2002	75,386	100.0%	10	-	60,667	Publix	10/31/22		12.29

Pavilion	Naples	1982	167,745	90.3%	32	8	50,795	Publix	02/28/13	Pavilion 6 Theatre	13.65

Regency Crossing	Port Richey	1986 / 2001	85,864	81.6%	15	10	44,270	Publix	02/28/21		10.27

Ross Plaza	Tampa	1984 / 1996	90,826	95.3%	20	2				Ross Dress for Less / Deals	12.18

Seven Hills	Spring Hill	1991	72,590	87.8%	12	6	48,890	Publix	09/25/11		10.48

Shoppes of North Port	North Port	1991	84,705	94.7%	18	3	48,890	Publix	12/11/11	Bealls Outlet	10.11

Summerlin Square	Fort Myers	1986 / 1998	109,156	77.0%	13	15	45,500	Winn-Dixie	06/04/11	Lee County Sheriff's Office	10.93

Sunpoint Shopping Center	Ruskin	1984	132,374	60.0%	17	7				Goodwill / Ozzie's Buffet / Big Lots	9.14

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	97.5%	13	2	42,582	Sweet Bay	09/30/18	TJ Maxx / Blockbuster	6.00

Venice Shopping Center	Venice	1968 / 2000	109,801	92.7%	13	1	44,271	Publix	12/31/26	Beall's Outlet	5.45

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	91.8%	12	3				Dollar Tree / Aaron Rents / Dollar General	7.97

TOTAL SHOPPING CENTERS FLORIDA (80)			9,004,251	92.4%	1,632	331	2,686,177				$ 12.72

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

GEORGIA (24)

Atlanta (20)

BridgeMill	Canton	2000	89,102	91.0%	26	4	37,888	Publix	01/31/20		$ 15.49

Buckhead Station	Atlanta	1996	233,930	89.7%	15	4				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Golfsmith / Ulta 3	19.84

Butler Creek	Acworth	1990	95,597	91.9%	17	3	59,997	Kroger	01/31/18		10.82

Chastain Square	Atlanta	1981 / 2001	91,637	97.4%	25	3	37,366	Publix	05/31/24		17.92

Commerce Crossing	Commerce	1988	100,668	62.4%	8	3	32,000	Ingles	09/26/09	Fred's Store	4.80

Douglas Commons	Douglasville	1988	97,027	97.5%	16	2	59,431	Kroger	08/31/13		10.68

Fairview Oaks	Ellenwood	1997	77,052	93.9%	11	3	54,498	Kroger	09/30/16		11.29

Grassland Crossing	Alpharetta	1996	90,906	97.3%	12	2	70,086	Kroger	06/30/16		11.44

Hairston Center	Decatur	2000	13,000	38.5%	3	6					13.62

Hamilton Ridge	Buford	2002	90,996	81.6%	12	9	54,166	Kroger	11/30/22		11.68

Mableton Crossing	Mableton	1997	86,819	97.1%	15	2	63,419	Kroger	08/31/17		10.66

Macland Pointe	Marietta	1992-93	79,699	98.5%	16	1	55,999	Publix	12/29/12		10.19

Market Place	Norcross	1976	77,706	89.4%	19	4				Galaxy Cinema	12.33

Paulding Commons	Hiram	1991	192,391	94.9%	25	5	49,700	Kroger	02/28/11	Kmart	8.03

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	100.0%	28	-	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	17.16

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	91.3%	20	5				Micro Center	9.84

Shops of Huntcrest	Lawrenceville	2003	97,040	91.2%	21	5	54,340	Publix	01/31/23		13.64

Shops of Westridge	McDonough	2006	66,297	83.1%	11	7	38,997	Publix	04/30/26		13.75

Wesley Chapel	Decatur	1989	170,792	61.9%	13	13	32,000	Ingles*	09/25/09	CVS Pharmacy / Corinthian College	6.21

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	97.4%	25	1					20.18

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

Central / South Georgia (4)

Daniel Village	Augusta	1956 / 1997	171,932	92.1%	31	8	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$ 8.60

McAlpin Square	Savannah	1979	176,807	87.1%	23	2	43,600	Kroger	08/31/15	Big Lots / U.S Post Office	8.02

Spalding Village	Griffin	1989	235,318	67.3%	20	8	59,431	Kroger	05/31/14	JC Penney* / Blockbuster / Fred's Store	7.94

Walton Plaza	Augusta	1990	43,460	94.5%	6	2	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.27

TOTAL SHOPPING CENTERS GEORGIA (24)			2,661,816	87.0%	418	102	937,369				$ 11.76

LOUISIANA (14)

Ambassador Row	Lafayette	1980 / 1991	193,978	69.7%	23	3				Conn's Appliances / Big Lots / Chuck E Cheese	$ 10.28

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	100.0%	23	-				Bed Bath & Beyond / Marshall's / Hancock Fabrics / United Training Academy / Tuesday Morning	10.27

Bluebonnet Village	Baton Rouge	1983	101,623	98.0%	24	2	33,387	Matherne's	11/30/10	Office Depot	11.94

Boulevard	Lafayette	1976 / 1994	68,012	98.4%	13	1				Piccadilly / Harbor Freight Tools / Golfballs.com	8.77

Country Club Plaza	Slidell	1982 / 1994	64,686	95.2%	8	2	33,387	Winn-Dixie	01/31/13		6.51

Crossing	Slidell	1988 / 1993	114,806	99.0%	15	1	58,432	Save A Center	09/29/09	A-1 Home Appliance / Piccadilly	5.87

Elmwood Oaks	Harahan	1989	133,995	100.0%	11	-				Academy Sports / Dollar Tree / Home Décor	9.92

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-					NA

Plaza Acadienne	Eunice	1980	105,419	54.2%	6	2	28,092	Super 1 Store	06/30/10	Fred's Store	4.24

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.24

Siegen Village	Baton Rouge	1988	170,416	98.7%	18	2				Office Depot / Big Lots / Dollar Tree / Stage / Party City	9.24

Tarpon Heights	Galliano	1982	56,605	78.4%	7	3				Stage / Dollar General	5.06

Village at Northshore	Slidell	1988	144,638	98.9%	13	1				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	8.69

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	-				Wal-Mart*	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,632,790	91.4%	171	18	153,298				$ 8.45

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$ 26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/26		22.89

Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	-	56,766	Shaw's	02/28/23	K Mart / Family Dollar / Dollar Tree	8.00

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	90.6%	9	2	54,928	Shaw's	01/02/16		23.16

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	98.8%	29	2	434,532				$ 17.02

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$ 7.18

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$ 7.18

NORTH CAROLINA (9)

Centre Pointe Plaza	Smithfield	1989	163,642	75.9%	20	4				Belk's / Dollar Tree / Aaron Rents	$ 6.81

Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	15.30

Galleria	Wrightsville Beach	1986 / 1990	92,114	90.6%	29	6	28,000	Harris Teeter*	04/05/11		10.48

Parkwest Crossing	Durham	1990	85,602	93.0%	15	2	38,052	Food Lion	12/14/10		10.55

Riverview Shopping Center	Durham	1973 / 1995	128,498	95.7%	13	3	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.99

Salisbury Marketplace	Salisbury	1987	79,732	76.9%	13	7	31,762	Food Lion	02/11/23		11.00

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.85

Thomasville Commons	Thomasville	1991	148,754	96.2%	11	2	32,000	Ingles	09/29/12	Kmart	5.81

Willowdaile Shopping Center	Durham	1986	143,601	93.4%	19	7	48,000	Harris Teeter	10/31/24	Hall of Fitness	8.50

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)			929,431	89.3%	131	35	266,280				$ 8.62

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

SOUTH CAROLINA (7)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	96.5%	32	2	55,696	Kroger	10/31/19	Stein Mart	$ 13.32

Lancaster Plaza	Lancaster	1971 / 1990	77,400	64.9%	3	2	19,200	Bi-Lo	09/30/10	Tractor Supply	3.13

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.11

Milestone Plaza	Greenville	1995	96,121	97.5%	11	1	59,039	Bi-Lo	03/31/30		15.84

North Village Center	North Myrtle Beach	1984	60,356	70.3%	6	7	24,806	Bi-Lo*	05/31/09	Dollar General	8.75

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	96.5%	3	2				Rose's Store / Family Dollar Store	6.15

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		10.57

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			566,083	90.0%	66	15	206,696				$ 10.47

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	-	32,000	Ingles	09/25/10	Wal-Mart	$ 6.05

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	100.0%	14	-	32,000				$ 6.05

TOTAL CORE SHOPPING CENTER PORTFOLIO (146)			15,942,808	91.5%	2,520	512	4,859,512				$ 11.93

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	32,737	88.8%	16	3

Laurel Walk Apartments	Charlotte, NC	1985	106,480	96.0%	95	3

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	72.0%	351	193

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte, NC	1973	85,930	28.5%	10	15

TOTAL OTHER PROPERTIES (6)			469,160	56.0%	474	222

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

DIM VASTGOED PROPERTIES (21)

Eustis Village	Eustis	2002	156,927	100.0%	20	-	44,271	Publix	10/31/22	Beall's Department Store	$ 11.49

Glengary Shoppes	Sarasota	1995	99,182	95.1%	6	1				Best Buy / Barnes & Noble	17.69

Hammocks Town Center	Miami	1987 / 1993	172,810	93.5%	39	5	39,795	Publix	06/24/12	Metro Dade Library / CVS Pharmacy / Porky's Gym	13.87

Magnolia Shoppes	Fort Lauderdale	1998	114,118	89.7%	17	6				Regal Cinemas / Deal$	11.27

Sunrise Town Center	Fort Lauderdale	1989	128,124	84.5%	13	11				L.A. Fitness / Office Depot	11.00

Dublin Village	Dublin	2005	98,540	97.4%	15	2	70,225	Kroger	08/03/25		7.00

Freehome Village	Canton	2003	74,340	82.9%	10	7	44,840	Publix	12/31/23		14.39

Golden Park Village	Buford	2000	68,738	91.9%	11	2	44,270	Publix	02/29/20		11.93

Governors Town Square	Acworth	2005	68,658	98.0%	13	1	44,840	Publix	02/28/25		15.83

Grayson Village	Loganville	2002	83,154	80.8%	13	10	44,271	Publix	01/31/22		11.62

Keith Bridge Commons	Atlanta	2002	94,886	91.2%	17	4	54,139	Kroger	08/10/22		13.23

Loganville Town Center	Loganville	1997	77,661	100.0%	15	-	51,420	Publix	08/01/17		13.21

Salem Road Station	Atlanta	2000	67,270	90.3%	12	5	44,270	Publix	09/30/20		11.92

The Shops at Lake Tuscaloosa	Tuscaloosa	2003 / 2005	70,242	87.0%	12	4	44,271	Publix	12/31/23		13.14

The Vineyards at Chateau Elan	Braselton	2002	79,047	97.4%	19	1	44,271	Publix	01/31/23		14.37

Wilmington Island Shopping Center	Wilmington Island	1985 / 1998 / 2003	87,818	77.5%	16	7	42,156	Kroger	09/16/18		12.91

South Plaza Shopping Center	St. Mary's County	2005	92,335	100.0%	9	-				Ross Dress For Less / Best Buy / Old Navy / Petco	16.88

Brawley Commons	Charlotte	1997 / 1998	119,189	79.7%	28	12	42,142	Lowe's Foods	04/30/17	Eckerd Drug	12.58

Carolina Pavilion	Charlotte	1996	731,703	87.7%	23	4				AMC Theatres / Value City Furniture / Old Navy / Ross Dress For Less / Sports Authority / Baby Superstore / Michaels Crafts / Sears Retail Outlet Store / DSW Shoe Warehouse / Cost Plus World Market / OfficeMax/Gregg Appliances / Petco / Dollar Tree / Dress Barn / Bed Bath & Beyond / Kohl's	11.43

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of March 31, 2009

		Year	Total		Number		Supermarket anchor			Other	Average
		Built /	Sq. Ft.	Percent	of tenants		Owned		Expiration	anchor	base rent
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF

Whitaker Square	Winston-Salem	1996	82,760	100.0%	12	-	51,890	Harris Teeter	02/28/16	Rugged Warehouse	$ 12.25

Greensboro Village Shopping Center	Gallatin	2005	70,203	98.0%	15	1	45,600	Publix	11/30/25		14.14

TOTAL DIM VASTGOED PROPERTIES (21)			2,637,705	90.6%	335	83	752,671				$ 12.54

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (173)			19,049,673	90.5%	3,329	817	5,612,183

DEVELOPMENTS, REDEVELOPMENTS & LAND (8)

Developments (3)	Various - See Schedule on Page 34.

Redevelopments (1)	Various - See Schedule on Page 34.

Land Held for Development (4)	Various

TOTAL CONSOLIDATED - 181 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.
*	Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**	Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
As of March 31, 2009
(in thousands, except acreage)

2009 Disposition Activity
Date Sold	Property Name	City	State	Square Feet / Acres	Gross Sales Price	Gain on Sale

Real estate sale
March 31, 2009	Waterstone - Pollo Tropical outparcel	Homestead	FL	3,000	$788	$553
March 31, 2009	Winchester Plaza - McDonald's outparcel	Huntsville	AL	2,844	$920	$625

Total sold					$1,708	$1,178

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of March 31, 2009
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 03/31/09	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	4Q09	$8,583	$4,920	$7,582	$1,001
Sunlake (3)	Tampa, FL	123,889	123,889	Publix	4Q10	40,305	30,328	36,607	3,698
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	TBD	10,803	8,811	3,386	7,417
Subtotal		204,886	204,886			$59,691	$44,059	$47,575	$12,116

Redevelopments / Expansions / Outparcels
Mandarin Landing	Jacksonville, FL	50,000	139,620	Whole Foods	4Q09	8,780	8,780	7,998	782
Subtotal		50,000	139,620			$8,780	$8,780	$7,998	$782

Total Development Activity		254,886	344,506			$68,471	$52,839	$55,573	$12,898

Project notes

(1) Includes actual / allocated cost of land.
(2) After sales of outparcels and construction cost reimbursements.
(3) Being developed in a JV.  Equity One funds all capital, on which it receives an 8% preferred return, and receives 60% of the project's  residual cash flow.
*	Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**	Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2009
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2009 balance	Dec 31, 2008 balance	Percent of overall debt maturing

Mortgage debt - Equity One
Park Promenade	02/01/10	8.100%	5,910	5,935	0.5%
Jonathan's Landing	05/01/10	8.050%	2,694	2,706	0.2%
Bluff's Square	06/01/10	8.740%	9,556	9,590	0.8%
Kirkman Shoppes	06/01/10	8.740%	9,024	9,056	0.7%
Ross Plaza	06/01/10	8.740%	6,293	6,316	0.5%
Shoppes of Andros Isle	06/10/10	7.900%	6,041	6,086	0.5%
Boynton Plaza	07/01/10	8.030%	7,040	7,069	0.6%
Pointe Royale	07/15/10	7.950%	2,978	3,068	0.2%
Shops at Skylake	08/01/10	7.650%	12,375	12,504	1.0%
Parkwest Crossing	09/01/10	8.100%	4,449	4,467	0.4%
Spalding Village	09/01/10	8.190%	8,610	8,722	0.7%
Charlotte Square	02/01/11	9.190%	3,200	3,224	0.3%
Forest Village	04/01/11	7.270%	4,191	4,209	0.3%
Boca Village	05/01/11	7.200%	7,749	7,782	0.6%
MacLand Pointe	05/01/11	7.250%	5,475	5,498	0.4%
Pine Ridge Square	05/01/11	7.020%	6,849	6,880	0.6%
Sawgrass Promenade	05/01/11	7.200%	7,749	7,782	0.6%
Lake Mary Centre	11/01/11	7.250%	22,980	23,074	1.9%
Lake St. Charles	11/01/11	7.130%	3,623	3,638	0.3%
Belfair Towne Village	12/01/11	7.320%	10,174	10,243	0.8%
Marco Town Center	01/01/12	6.700%	7,791	7,846	0.6%
Riverside Square	03/01/12	9.190%	7,018	7,058	0.6%
Cashmere Corners	11/01/12	5.880%	4,628	4,662	0.4%
Eastwood	11/01/12	5.880%	5,515	5,555	0.4%
Meadows Shopping Center	11/01/12	5.870%	5,795	5,837	0.5%
Lutz Lake Crossing	01/01/13	6.280%	7,397	7,420	0.6%
Midpoint Center	07/10/13	5.770%	6,337	6,381	0.5%
Buckhead Station	09/01/13	6.880%	26,656	26,806	2.1%
Alafaya Village	11/11/13	5.990%	3,953	3,970	0.3%
Summerlin Square	02/01/14	6.750%	2,216	2,311	0.2%
South Point	07/10/14	5.720%	7,771	7,821	0.6%
Bird Ludlum	02/15/15	7.680%	6,526	6,742	0.5%
Treasure Coast Plaza	04/01/15	8.000%	3,104	3,202	0.3%
Shoppes of Silverlakes I	07/01/15	7.750%	1,820	1,875	0.1%
Grassland Crossing	12/01/16	7.870%	5,002	5,058	0.4%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2009
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2009 balance	Dec 31, 2008 balance	Percent of overall debt maturing
Mableton Crossing	08/15/18	6.850%	3,579	3,611	0.3%
Sheridan Plaza	10/10/18	6.250%	64,688	64,876	5.2%
BridgeMill	05/05/21	7.940%	8,550	8,608	0.7%
Westport Plaza	08/24/23	7.490%	4,425	4,456	0.4%
Chastain Square	02/28/24	6.500%	3,333	3,365	0.3%
Daniel Village	02/28/24	6.500%	3,643	3,679	0.3%
Douglas Commons	02/28/24	6.500%	4,341	4,383	0.3%
Fairview Oaks	02/28/24	6.500%	4,108	4,148	0.3%
Madison Centre	02/28/24	6.500%	3,333	3,365	0.3%
Paulding Commons	02/28/24	6.500%	5,658	5,714	0.5%
Siegen Village	02/28/24	6.500%	3,682	3,718	0.3%
Wesley Chapel Crossing	02/28/24	6.500%	2,907	2,935	0.2%
Webster Plaza	08/15/24	8.070%	7,785	7,826	0.6%
Total mortgage debt - Equity One (48 loans outstanding)	4.83 years	6.94%	$368,521	$371,077	29.7%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	6,018	6,360	0.5%
Total mortgage debt - Equity One (including unamortized/unaccreted premium/(discount))			$374,539	$377,437	30.2%

Mortgage debt - DIM Vastgoed
Carolina Pavilion	09/30/09	7.730%	40,236	-	3.2%
Carolina Pavilion	09/30/09	8.020%	12,901	-	1.0%
Hammocks Town Center	06/26/12	6.950%	11,972	-	1.0%
Salem Road Station	10/31/12	6.000%	5,926	-	0.5%
Brawley Commons	07/01/13	6.250%	6,850	-	0.6%
Keith Bridge Commons	09/17/13	4.800%	8,890	-	0.7%
Sunrise Town Center	04/30/14	5.690%	10,449	-	0.8%
The Vineyards at Chateau Elan	06/30/14	5.880%	9,953	-	0.8%
Grayson Village	12/14/14	5.210%	9,951	-	0.7%
Golden Park Village	12/22/14	5.250%	7,438	-	0.6%
The Shops at Lake Tuscaloosa	12/22/14	5.450%	7,230	-	0.6%
Eustis Village	05/10/15	5.450%	13,467	-	1.1%
Freehome Village	05/18/15	5.150%	10,018	-	0.8%
Governors Town Square	07/01/15	5.200%	10,542	-	0.8%
Loganville Town Center	07/28/15	4.890%	10,226	-	0.8%
Wilmington Island Shopping Center	08/29/15	5.050%	9,684	-	0.8%
South Plaza Shopping Center	12/08/15	5.420%	17,005	-	1.4%
Glengary Shoppes	03/30/16	5.750%	16,960	-	1.4%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2009
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2009 balance	Dec 31, 2008 balance	Percent of overall debt maturing
Magnolia Shoppes	05/18/16	6.160%	14,610	-	1.2%
Dublin Village	12/11/16	5.780%	6,800	-	0.5%
Greensboro Village Shopping Center	01/11/17	5.520%	9,910	-	0.8%
Whitaker Square	11/21/17	6.320%	9,749	-	0.8%
Total mortgage debt - DIM Vastgoed (22 loans outstanding)	4.87 years	6.21%	$260,767	$-	20.9%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(30,311)	-	(2.4%)
Total mortgage debt - DIM Vastgoed (including unamortized/unaccreted premium/(discount))			$230,456	$-	18.5%

Total mortgage debt - Consolidated (70 loans outstanding)	4.85 years	6.80%	$629,288	$371,077	50.6%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(24,293)	6,360	(1.9%)
Total mortgage debt - Consolidated (including unamortized/unaccreted premium/(discount))			$604,995	$377,437	48.7%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of March 31, 2009
(in thousands)

Debt Instrument	Maturity date	Rate (1)	Mar 31, 2009 balance	Dec 31, 2008 balance	Percent of overall debt maturing

Unsecured senior notes payable
3.875% senior notes (3)	04/15/09	3.875%	$171,630	$176,185	13.8%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor + 0.4375%	926	949	0.1%
7.84% senior notes	01/23/12	7.840%	10,000	10,000	0.8%
5.375% senior notes	10/15/15	5.375%	111,570	117,000	9.0%
6.00% senior notes	09/15/16	6.000%	106,500	106,500	8.5%
6.25% senior notes	01/15/17	6.250%	104,130	115,000	8.5%
6.00% senior notes	09/15/17	6.000%	122,674	132,279	9.9%

Total unsecured senior notes payable	5.57 years	5.35%	$627,430	$657,913	50.6%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)	(1,047)	(1,135)	(0.1%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))			$626,384	$656,778	50.5%

Revolving credit facilities
$227MM Wells Fargo Unsecured	10/17/11	3.250%	$10,000	$35,500	0.8%
$15MM City National Bank Unsecured	10/11/09	N/A	-	-	0.0%
Total revolving credit facilities			$10,000	$35,500	0.8%

Total debt			$1,266,719	$1,064,490	102.0%
Unamortized/unaccreted premium/(discount)			(25,340)	5,225	(2.0%)
Total debt (including net interest premium/discount)			$1,241,379	$1,069,715	100.0%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable)
S&P			BBB- (Stable)

     Note: Total debt is gross over net due to $23m of unamortized/unaccreted discount.
(1)	The rate in effect on March 31, 2009.
(3)
$100,000 of the outstanding balance has been swapped to a floating interest rate based on a six month LIBOR in arrears, plus 0.4375%. The indicated rate and the weighted rate for the unsecured notes reflects the effect of the interest rate swap.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - GRI-EQY I, LLC
As of March 31, 2009

As of
March 31, 2009
Assets	(in thousands)
Properties
Income producing	252,664
Less: accumulated depreciation	(3,710)
Rental property	$248,954

Cash and cash equivalents	1,823
Accounts and other receivables, net	3,124
Other assets	19,807

Total	$273,708

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	131,956
Accounts payable and other liabilities	43,437
Total liabilities	$175,393

Joint venture equity	98,315

Total	$273,708

Note:  Eight properties were contributed to GRI-EQY I, LLC during second quarter of 2008 and two properties were contributed during fourth quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - GRI-EQY I, LLC
As of March 31, 2009

	Three months ended
	March 31, 2009	March 31, 2008
	(in thousands)	(in thousands)

REVENUES	$6,955	$-

COSTS AND EXPENSES
Property operating	1,979	-
Rental property depreciation and amortization	1,957	-
Interest expense	2,057	-
Total costs and expenses	$5,993	$-

NET INCOME	$962	$-

Note:  Eight properties were contributed to GRI-EQY I, LLC during second quarter of 2008 and two properties were contributed during fourth quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - GRI-EQY I, LLC
As of March 31, 2009

		Year			Number		Supermarket anchor			Other	Average
		Built /	Total	Percent	of tenant				Expiration	anchor	base rent
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF
Airpark Plaza Shopping Center	Miami	1971 / 1998 / 2004 / 2008	172,095	99.3%	36	1	30,000	Publix	10/31/24	Home Depot Expo / Office Depot	$ 14.73

Concord Shopping Plaza	Miami	1962 / 1992 / 1993	298,397	99.3%	23	1	78,000	Winn-Dixie	09/30/09	Home Depot / Big Lots / Dollar Tree	10.62

Presidential Markets	Snellville	1993 / 2000	396,408	96.0%	32	5	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Grand Harbor Import Co. / Borders	11.40

Shoppes of Ibis	West Palm Beach	1999	79,420	92.9%	14	4	51,420	Publix	05/31/19		12.97

Shoppes at Quail Roost	Miami	2005	73,550	96.8%	18	2	44,840	Publix	06/30/25		15.72

Shoppes of Sunset	Miami	1979	21,704	88.7%	14	3					18.88

Shoppes of Sunset II	Miami	1980	27,754	64.5%	10	7					19.87

Sparkleberry Square	Columbia	1997 / 2004	154,217	78.5%	10	1				PETsMART / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less	12.49

Sparkleberry Kohl's	Columbia	1997 / 2004	85,961	100.0%	1	-				Kohl's	7.74

Sparkleberry Kroger	Columbia	1997 / 2004	98,623	98.4%	13	1	67,943	Kroger	08/31/17		13.28

TOTAL GRI-EQY I, LLC SHOPPING CENTER PORTFOLIO (10)			1,408,129	94.7%	171	25	328,349				$ 12.19

Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC
As of March 31, 2009
(in thousands)

	Equity One's	Maturity		Mar 31, 2009	Dec 31, 2008
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Floating rate loan (2)	10%	07/01/13	LIBOR + 1.95%	$120,000	$120,000
Sparkleberry Square (Kohl's)	10%	11/30/12	6.170%	6,045	6,087
Sparkleberry Square (Kroger)	10%	06/30/20	6.750%	6,491	6,587

Total mortgage debt (3 loans outstanding)		4.33	5.866%	$132,536	$132,674
		(wtd-avg maturity)	(Net effective int rate)
Net interest premium/(discount)				$(580)	$(593)

Total mortgage debt (including net interest premium/discount)				$131,956	$132,081

Interest Rate Swap

Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	3.685%	$11,917	$11,531

Total debt (including net interest premium/discount)				$143,873	$143,612

Equity One's pro-rata share of unconsolidated debt	10%			$14,387	$14,361
(1)  The rate in effect on March 31, 2009.

(2) Mortgage encumbers GRI-EQY (Airpark Plaza) LLC, GRI-EQY (Concord) LLC, GRI-EQY (IBIS) LLC, GRI-EQY (Presidential Markets) LLC, GRI-EQY (Quail Roost) LLC and GRI-EQY (Sparkleberry Square) LLC. The full balance has been swapped to a fixed rate of 3.685%

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of March 31, 2009

As of
March 31, 2009
Assets	(in thousands)
Properties
Income producing	50,805
Less: accumulated depreciation	(608)
Rental property	$50,197

Cash and cash equivalents	143
Accounts and other receivables, net	(64)
Other assets	6,574

Total	$56,850

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	37,589
Accounts payable and other liabilities	5,078
Total liabilities	$42,667

Joint venture equity	14,183

Total	$56,850

Note:  Properties were purchased during third quarter of 2008, accordingly there is no activity prior to 3Q 2008.  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of March 31, 2009

	Three months ended
	March 31, 2009	March 31, 2008
	(in thousands)	(in thousands)

REVENUES	$1,641	$-

COSTS AND EXPENSES
Property operating	713	-
Rental property depreciation and amortization	827	-
Interest expense	615	-
Total costs and expenses	$2,155	$-

NET (LOSS) INCOME	$(514)	$-

Note:  Properties were purchased during third quarter of 2008, accordingly there is no activity prior to 3Q 2008.  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of March 31, 2009

		Year			Number		Supermarket anchor			Other	Average
		Built /	Total	Percent	of tenant				Expiration	anchor	base rent
Property	City	Renovated	Sq. Ft.	Leased	Leased	Vacant	sq. ft.	Name	Date	tenants	per leased SF
1900/2000 Offices	Boca Raton	1979 / 1982 / 1986 / 2007	116,777	42.7%	15	11				RN Network / Corporate Executive Suites	$18.28

Penn Dutch Plaza	Margate	1989	155,628	75.7%	20	21	70,358	Penn Dutch Food Center	12/31/13	Walgreens	9.11

Plantation Marketplace	Plantation	1963 / 1998	230,330	69.1%	27	12	43,386	Winn-Dixie	11/05/09	Beall's / Just Fit / Big Lots / CVS	10.45

TOTAL G&I VI South Florida Portfolio SPE LLC SHOPPING CENTER PORTFOLIO (3)			502,735	65.0%	62	44	113,744				$ 11.16

Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC
As of March 31, 2009
(in thousands)

	Equity One's	Maturity		Mar 31, 2009	Dec 31, 2008
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Fixed rate loan	20%	11/11/14	5.5605	$38,492	$38,657
Net interest premium/(discount)	-	-	-	(903)	(938)

Total mortgage debt		5.45	5.560%	$37,589	$37,719
		(wtd-avg maturity)	(Net effective int rate)
Equity One's pro-rata share of unconsolidated debt				$7,518	$7,544

(1)  The rate in effect on March 31, 2009.